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                                 SAPPI LIMITED

                                      AND

                              THE BANK OF NEW YORK

                                 As Depositary

                                      AND

                     OWNERS OF AMERICAN DEPOSITARY RECEIPTS

                     Amended and Restated Deposit Agreement

                          Dated as of October 23, 1998

                 As Amended and Restated as of November 4, 1998

             As Further Amended and Restated as of October 26, 1999

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
ARTICLE 1.   DEFINITIONS                                                             I

SECTION 1.01. AMERICAN DEPOSITARY SHARES I
  SECTION 1.02. COMMISSION ......................................................... 1
  SECTION 1.03. COMPANY ............................................................ 2
  SECTION 1.04. CUSTODIAN .......................................................... 2
  SECTION 1.05. DEPOSIT AGREEMENT .................................................. 2
  SECTION 1.06. DEPOSITARY; CORPORATE TRUST OFFICE ................................. 2
  SECTION 1.07. DEPOSITED SECURITIES ............................................... 2
  SECTION 1.08. DOLLARS; RAND ...................................................... 2
  SECTION 1.09. ELIGIBLE OWNER ..................................................... 3
  SECTION 1.10. OWNER .............................................................. 3
  SECTION 1.11. RECEIPT ............................................................ 3
  SECTION 1.12. REGISTRAR .......................................................... 3
  SECTION 1.13. RESTRICTED SECURITIES .............................................. 4
  SECTION 1.14. SECURITIES ACT OF 1933 ............................................. 4
  SECTION 1.15. SHARES ............................................................. 4

ARTICLE 2.   FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY,
TRANSFER AND SURRENDER OF RECEIPTS ................................................. 4

  SECTION 2.01. FORM AND TRANSFERABILITY OF RECEIPTS ............................... 4
  SECTION 2.02. DEPOSIT OF SHARES .................................................. 5
  SECTION 2.03. EXECUTION AND DELIVERY OF RECEIPTS ................................. 6
  SECTION 2.04. TRANSFER OF RECEIPTS; COMBINATION AND SPLIT-UP OF RECEIPTS ......... 7
  SECTION 2.05. SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES ..................... 8
  SECTION 2.06. LIMITATIONS ON EXECUTION AND DELIVERY.
                TRANSFER AND SURRENDER OF RECEIPTS ................................. 9
  SECTION 2.07. LOST RECEIPTS, ETC ................................................ 10
  SECTION 2.08. CANCELLATION AND DESTRUCTION OF SURRENDERED RECEIPTS .............. 10
  SECTION 2.09. PRE-RELEASE OF RECEIPTS ........................................... 10

ARTICLE 3.   CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS ............................ 11

  SECTION 3.01. PROVIDING PROOFS, CERTIFICATES AND OTHER INFORMATION .............. 11
  SECTION 3.02. LIABILITY OF OWNER FOR TAXES ...................................... 12
  SECTION 3.03. WARRANTIES ON DEPOSIT OF SHARES ................................... 12
  SECTION 3.04. COMPLIANCE WITH LAW ............................................... 13
  SECTION 3.05. DISCLOSURE OF BENEFICIAL OWNERSHIP OF RECEIPTS .................... 13

ARTICLE 4.   THE DEPOSITED SECURITIES ............................................. 13

  SECTION 4.01. CASH DISTRIBUTIONS ................................................ 13
  SECTION 4.02. DISTRIBUTIONS OTHER THAN CASH, SHARES OR RIGHTS ................... 14
  SECTION 4.03. DISTRIBUTIONS IN SHARES ........................................... 15
  SECTION 4.04. RIGHTS DISTRIBUTIONS .............................................. 15
  SECTION 4.05. CONVERSION OF FOREIGN CURRENCY .................................... 17
  SECTION 4.06. FIXING OF RECORD DATE ............................................. 18
  SECTION 4.07. VOTING OF DEPOSITED SECURITIES .................................... 19
  SECTION 4.08. CHANGES AFFECTING DEPOSITED SECURITIES ............................ 20
  SECTION 4.09. REPORTS ........................................................... 20
  SECTION 4.10. LISTS OF OWNERS ................................................... 20
  SECTION 4.11. WITHHOLDING ....................................................... 21
  SECTION 4.12. DIVIDENDS IN CASH OR SHARES ....................................... 21

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ARTICLE 5.   THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY ........................ 22

  SECTION 5.01. MAINTENANCE OF OFFICE AND TRANSFER BOOKS BY THE DEPOSITARY ........ 22
  SECTION 5.02. PREVENTION OR DELAY IN PERFORMANCE BY THE
                DEPOSITARY OR THE COMPANY
  SECTION 5.03. OBLIGATIONS OF THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY ...... 23
  SECTION 5.04. RESIGNATION AND REMOVAL OF THE DEPOSITARY;
                APPOINTMENT OF SUCCESSOR DEPOSITARY ............................... 25
  SECTION 5.05. THE CUSTODIAN ..................................................... 26
  SECTION 5.06. NOTICES AND REPORTS ............................................... 27
  SECTION 5.07. ISSUANCE OR DEPOSIT OF ADDITIONAL SHARES, ETC ..................... 27
  SECTION 5.08. INDEMNIFICATION ................................................... 28
  SECTION 5.09. CHARGES OF DEPOSITARY ............................................. 30
  SECTION 5.10. RETENTION OF DEPOSITARY DOCUMENTS ................................. 31
  SECTION 5.11. EXCLUSIVITY ....................................................... 31

ARTICLE 6.   AMENDMENT AND TERMINATION ............................................ 31

  SECTION 6.01. AMENDMENT ......................................................... 31
  SECTION 6.02. TERMINATION ....................................................... 32

ARTICLE 7.   MISCELLANEOUS ........................................................ 33

  SECTION 7.01. COUNTERPARTS ...................................................... 33
  SECTION 7.02. NO THIRD PARTY BENEFICIARIES ...................................... 33
  SECTION 7.03. SEVERABILITY ...................................................... 33
  SECTION 7.04. OWNERS AND HOLDERS AS PARTIES; BINDING EFFECT ..................... 33
  SECTION 7.05. NOTICES ........................................................... 33
  SECTION 7.06. GOVERNING LAW ..................................................... 34
  SECTION 7.07. COMPLIANCE WITH U.S. SECURITIES LAW ............................... 35

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                     AMENDED AND RESTATED DEPOSIT AGREEMENT

     AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of October 23, 1998, as amended and restated as of November 4, 1998, as further amended and restated as of October 26, 1999, among SAPPI LIMITED, incorporated under the laws of The Republic of South Africa (herein called the "Company"), THE BANK OF NEW YORK, a New York banking corporation (herein called the "Depositary"), and all owners from time to time of American Depositary Receipts issued hereunder.

                                   WITNESSETH:
                                   -----------

     WHEREAS, the Company desires to provide for the deposit of Shares (as hereinafter defined) from time to time with the Depositary or with the Custodian (as hereinafter defined), as agent of the Depositary for the purposes of this Deposit Agreement, for the creation of American Depositary Shares representing the Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares;

     NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto as follows:

ARTICLE 1. DEFINITIONS.

     The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

     SECTION 1.01. AMERICAN DEPOSITARY SHARES.

          The term "American Depositary Shares" shall mean the securities created hereby representing interests in the Deposited Securities evidenced by the Receipts issued hereunder and all rights of ownership associated therewith. Each American Depositary Share shall represent one (1) Share until there shall occur a distribution upon Deposited Securities covered by Section
4.03 or a change or other event with respect to Deposited Securities covered by Section 4.08 with respect to which additional Receipts are not executed and delivered, and thereafter each American Depositary Share shall represent the type and amount of Deposited Securities specified in such Sections.

     SECTION 1.02. COMMISSION.

          The term "Commission" shall mean the Securities and Exchange Commission of the United States of America or any successor governmental agency in the United States of America.

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     SECTION 1.03. COMPANY.

          The term "Company" shall mean Sappi Limited, incorporated under the laws of the Republic of South Africa, and its successors.

     SECTION 1.04. CUSTODIAN.

          The term "Custodian" shall mean the Johannesburg, South Africa offices of First National Bank of Southern Africa, Limited, French Bank of South Africa Limited, Nedbank Limited, Societe Generale of South Africa Ltd. and The Standard Bank of South Africa, Limited, each as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.05 as agent of the Depositary for the purposes of this Deposit Agreement or as substitute or additional custodian or custodians hereunder, as the context shall require, and the term "Custodians" shall mean all of them, collectively.

     SECTION 1.05. DEPOSIT AGREEMENT.

          The term "Deposit Agreement" shall mean this agreement, as the same may be amended from time to time in accordance with the provisions hereof.

     SECTION 1.06. DEPOSITARY; CORPORATE TRUST OFFICE.

          The term "Depositary" shall mean The Bank of New York, a New York banking corporation, and any successor as depositary hereunder. The term "Corporate Trust Office", when used with respect to the Depositary, shall mean the office of the Depositary which, at the date of this Deposit Agreement, is located at 101 Barclay Street, New York, New York, 10286.

     SECTION 1.07. DEPOSITED SECURITIES.

          The term "Deposited Securities" as of any time shall mean the Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.05.

     SECTION 1.08. DOLLARS: RAND.

          The term "Dollars" shall mean United States dollars. The term "Rand" shall mean South African Rand or any other lawful currency of the Republic of South Africa.
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     SECTION 1.09. ELIGIBLE OWNER.

          The term "Eligible Owner" as of any time shall mean an Owner who, as of such time, is holding a Receipt as beneficial owner thereof and not for the benefit of, on behalf of, or for the account of, any other person.

     SECTION 1.10. OWNER.

          The term "Owner" shall mean the person or persons in whose name or names a Receipt is registered on the books of the Depositary maintained for such purpose.

     SECTION 1.11. RECEIPT.

          The term "Receipt" shall mean each American Depositary Receipt issued hereunder evidencing American Depositary Shares, in substantially the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions as hereinafter provided in this Deposit Agreement.

     SECTION 1.12. REGISTRAR.

          The term "Registrar" shall mean, subject to any applicable rules or regulations of any securities exchange upon which the American Depositary Shares may be listed or traded, any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed as agent of the Depositary for the purposes of this Deposit Agreement, upon prior request and with the approval of the Company, to register Receipts and transfers of Receipts as herein provided.

     SECTION 1.13. RESTRICTED SECURITIES.

          The term "Restricted Securities" shall mean Shares (or Receipts evidencing such Shares) which are acquired directly or indirectly from the Company or its affiliates (as defined in Rule 144 under the Securities Act of 1933) in a transaction or chain of transactions not involving any public offering (whether or not within the United States) or which are subject to resale limitations under the Securities Act of 1933 or both, or which are held by an officer, director (or persons performing similar functions) or other affiliate of the Company or which would require registration under the Securities Act of 1933 in connection with the public offer and sale thereof in the United States of America, or which are subject to other restrictions on sale or deposit under the laws of the United States of America or, the Republic of South Africa, the Memorandum or Articles of Association of the Company or under any agreement.

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     SECTION 1.14. SECURITIES ACT OF 1933.

          The term "Securities Act of 1933" shall mean the United States Securities Act of 1933, as from time to time amended.

     SECTION 1.15. SHARES.

          The term "Shares" shall mean the Ordinary Shares of the Company in registered form, nominal value one Rand each, heretofore validly issued and outstanding and fully paid and non-assessable or hereafter validly issued and outstanding and fully paid and non-assessable; PROVIDED, HOWEVER, that if there shall occur any change in par value, split-up, consolidation or other reclassification or, upon the occurrence of any other event described in
Section 4.08, an exchange or conversion in respect of the Shares, the term "Shares" shall thereafter mean the successor securities resulting from such change in par value, split-up, consolidation or other reclassification or such exchange or conversion. References to Shares shall include evidence of rights to receive Shares, whether or not stated in the particular instance; PROVIDED, HOWEVER, that in no event shall Shares include evidence of rights to receive Shares with respect to which the full purchase price has not been paid.

ARTICLE 2. FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER
           AND SURRENDER OF RECEIPTS.

     SECTION 2.01. FORM AND TRANSFERABILITY OF RECEIPTS.

          Definitive Receipts shall be engraved or printed or lithographed and shall be executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; PROVIDED, HOWEVER, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed, such Registrar not to be deemed an agent of the Company and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar. No Receipt shall be entitled to any benefits under this Deposit Agreement, or be valid or enforceable for any purpose, unless such Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary or, if a Registrar for the Receipts shall have been appointed and the Depositary shall have signed by facsimile signature, countersigned by the manual signature of a duly authorized officer of the Registrar. The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered; PROVIDED, HOWEVER, that if a Registrar has been appointed then such books shall be maintained by the Registrar. Receipts bearing the facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory of the Depositary has ceased to hold such office prior

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to the execution of such Receipts by the Registrar and their delivery or did not hold such office at the date of such Receipts.

          The Receipts may, with the prior written consent of the Company, and at the request of the Company shall be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement or with any provision of the Company's Memorandum or Articles of Association or the laws of the Republic of South Africa as may be reasonably required by the Depositary or required to comply with any applicable law or regulations or with the rules and regulations of any securities exchange upon which American Depositary Shares may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

          Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the, laws of the State of New York; PROVIDED, HOWEVER, that the Depositary, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to any distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes, and neither the Depositary nor the Company shall have any obligation or be subject to any liability under this Deposit Agreement to any holder of a Receipt unless such holder is the Owner thereof.

     SECTION 2.02. DEPOSIT OF SHARES.

          Subject to the terms and conditions of this Deposit Agreement, Shares may be deposited under this Deposit Agreement by delivery thereof to any Custodian hereunder, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form reasonably satisfactory to the Custodian, together with all such certifications, documents, other information and payments as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts for the number of American Depositary Shares representing such Deposited Shares. In addition, subject to the terms of Section 5.07, the Depositary and any Custodian may accept Shares for deposit from or on behalf of the Company or an affiliate of the Company, in the case of any distribution of Shares pursuant to Section 4.02, 4.03 or 4.08 of this Deposit Agreement, in each case when such deposit is made by delivery to such Custodian of certificates therefor, accompanied by any appropriate instrument or instruments of transfer or endorsement, in form satisfactory to the Custodian, or delivery to such Custodian of evidence satisfactory to the Custodian that

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irrevocable instructions have been given to cause such Shares to be transferred to such account. No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary, if any is required by the Depositary, that all conditions to such deposit have been satisfied by the person depositing such Shares under South African laws and regulations, and that any necessary approval has been granted by the governmental authority or body in the Republic of South Africa, if any, which is then performing the function of the regulation of currency exchange or any other function which requires approval for the deposit of Shares. If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Company or the Foreign Registrar, if applicable, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been recorded may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary, and if the Shares are registered in the name of the person on whose behalf they are presented for deposit, a proxy or proxies entitling the Custodian to vote such deposited Shares for any and all purpose until the Shares are registered in the name of the Depositary or its nominee or the Custodian or its nominee.

          At the request, risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates for Shares to be deposited, together with the other instruments and payments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

          Upon each delivery to a Custodian of a certificate or certificates for Shares to be deposited hereunder, together with the other documents and payments specified above, such Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the Company or the appointed agent of the Company for transfer and registration of Shares, which may but need not be the Foreign Registrar, if applicable, for transfer and recordation of the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

          Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or, with the prior written consent of the Company, at such other place or places as the Depositary shall determine.

     SECTION 2.03. EXECUTION AND DELIVERY OF RECEIPTS.

          Upon receipt by any Custodian of any deposit of Shares pursuant to
Section 2.02, together with the other documents required as specified herein, such Custodian shall promptly notify the Depositary of such deposit and the person or persons

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to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby. Such notification shall be made by mail or, at the request, risk and expense of the person making the deposit, by air courier, cable, telex or facsimile transmission. Upon receiving such notice from such Custodian, or upon the receipt of Shares by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement (including, but not limited to the terms and conditions contained in Section 2.02), shall execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons named in the notice delivered to the Depositary or requested by the person depositing such Shares with the Depositary, a Receipt or Receipts, registered in such name or names and evidencing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fee of the Depositary for the execution and delivery of such Receipt or Receipts, and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the deposited Shares.

     SECTION 2.04. TRANSFER OF RECEIPTS; COMBINATION AND SPLIT-UP OF RECEIPTS.

          The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers on its transfer books from time to time of any Receipt, upon surrender, by the Owner in person or by a duly authorized attorney, of such Receipt properly endorsed or accompanied by proper instruments of transfer, and duly stamped, as may be required by the laws of the State of New York and of the United States of America. Thereupon, the Depositary shall execute a new Receipt or Receipts evidencing the same aggregate number of American Depositary Shares as were evidenced by the Receipt surrendered and deliver the same to or upon the order of the person entitled thereto, subject to receipt of all certificates, if any, as the Depositary or the Company may require in order to comply with any applicable laws.

          The Depositary, subject to the terms and conditions of this Deposit Agreement, shall, upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver, subject to receipt of all certificates, if any, as the Depositary or the Company may require in order to comply with any applicable laws, a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as were evidenced by the Receipt or Receipts surrendered.

          The Depositary, at its expense, may appoint one or more co-transfer agents with the approval of the Company (which approval shall not be unreasonably withheld) for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws

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and other requirements by Owners or holders of Receipts or persons entitled to
Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

     SECTION 2.05. SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

          Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of a whole number of Deposited Securities represented thereby, and upon payment of the fee of the Depositary for the cancellation of Receipts and subject to the terms and conditions of this Deposit Agreement, the Company's Memorandum or Articles of Association and the Deposited Securities, the Owner of such Receipt shall be entitled to delivery of the whole number of Shares and the number of any other Deposited Securities represented by the American Depositary Shares evidenced thereby and so withdrawn to an account designated by such Owner and to delivery at the Corporate Trust Office of the Depositary of a new Receipt evidencing any fractional Deposited Securities represented thereby and the Shares and other Deposited Securities not withdrawn. Such delivery shall be made, as hereinafter provided, without unreasonable delay.

          A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to an account designated by such Owner. Thereupon the Depositary shall, in its discretion, subject to Sections 2.06, 3.01 and 3.02, and to the other terms and conditions of this Deposit Agreement, effect, or direct one (or more) of the Custodians, to effect, such delivery, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions upon such Deposited Securities, or of any proceeds of sale of any such dividends or distributions, which may at the time be held by the Depositary.

          At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward proper documents of title (if available) for any such Deposited Securities to the Depositary for delivery at the Corporate Trust Office of the Depositary. Such direction shall be given by mail or, at the request, risk and expense of such Owner, by air courier, cable, telex or facsimile transmission.

          Neither the Depositary nor the Custodian shall deliver Shares (other than to the Company or its agent as contemplated by Section 4.08), or otherwise permit Shares to be withdrawn from the facility created hereby, except upon the receipt and cancellation of Receipts.

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     SECTION 2.06. LIMITATIONS ON EXECUTION AND DELIVERY, TRANSFER AND
                   SURRENDER OF RECEIPTS.

          As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt, the delivery of any distribution thereon, or the withdrawal of any Deposited Securities, the Depositary or the Custodian may require payment from the presenter of the Receipt or the depositor of the Shares of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer, registration or conversion fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or Deposited Securities being withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, Section 7.07.

          The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended and the transfer of Receipts in particular instances may be refused or the registration of transfer of outstanding Receipts generally may be suspended during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary, after consultation with the Company to the extent practicable (to the extent it is not practicable for the Depositary to consult with the Company, the Depositary will notify the Company as promptly as practicable after taking such action and explain its reasons for doing so), or the Company at any time or from time to time because of any requirement of law or of any government or governmental or regulatory body or commission or following receipt of notification from the Company of the suspension of the quotation of the Shares in the Republic of South Africa, or under any provision of this Deposit Agreement or the Memorandum or Articles of Association of the Company, or for any other reason, subject to Section 7.07 of this Deposit Agreement. The surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders' meeting or the payment of dividends, (ii) the payment of fees, taxes and similar charges and (iii) compliance with any United States or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities. The Depositary and the Custodian will comply with reasonable written instructions from the Company requesting that the Depositary and the Custodian not accept for deposit hereunder any Shares identified in such instructions in order to facilitate the Company's compliance with United States federal securities laws, any provision of the Company's Memorandum or Articles of Association or the laws of the Republic of South Africa. Without limitation of the foregoing, neither the Depositary nor the Custodian shall accept for deposit under this

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Deposit Agreement any Shares (i) which, to the actual knowledge of the
Depositary, are required to be registered under the Securities Act of 1933 prior to public sale in the United States, unless a registration statement is in effect as to such Shares or (ii) the deposit of which would, to the actual knowledge of the Depositary, infringe any provisions of the laws of the Republic of South Africa.

     SECTION 2.07. LOST RECEIPTS, ETC.

          In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor, in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed or lost or stolen Receipt, upon the Owner thereof filing with the Depositary (a) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (b) a sufficient indemnity bond, and satisfying any other reasonable requirements imposed by the Depositary.

     SECTION 2.08. CANCELLATION AND DESTRUCTION OF SURRENDERED RECEIPTS.

          All Receipts surrendered to the Depositary shall be cancelled by the Depositary. Cancelled Receipts shall not be entitled to any benefits under this Deposit Agreement or be valid or enforceable for any purpose, and the Depositary shall destroy Receipts so canceled and inform the Company. The Depositary shall keep such records of all Receipts outstanding, and of their payment, cancellation and destruction, as are required under applicable Stock Transfer Association rules.

     SECTION 2.09. PRE-RELEASE OF RECEIPTS.

          Unless requested in writing by the Company to cease doing so, notwithstanding Section 2.03 hereof, the Depositary may execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 ("Pre-Release of Receipts") and may deliver Shares prior to the receipt and cancellation of Receipts if the person to whom such Shares are to be delivered is a banking institution organized pursuant to the laws of South Africa ("South African Bank") ("Pre-Release of Shares") (Pre-Release of Receipts and Pre-Release of Shares are collectively referred to herein as "Pre-Release"). The Depositary may, pursuant to Section 2.05, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released. The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release. Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts or Shares are to be delivered ("Pre-Releasee") that such Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, and (ii) assigns all beneficial right, title

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and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security and, in connection with the Pre-Release of Shares preceded or accompanied by an unconditional guaranty by the Pre-Releasee to deliver Receipts for cancellation on the same calendar day on which such Shares are delivered to the Pre-Releasee (or, if such Receipts are not so delivered, to return the Shares), (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application. The Depositary will also set dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case by case basis as the Depositary deems appropriate. For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

          The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

ARTICLE 3. CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS.

SECTION 3.01. PROVIDING PROOFS, CERTIFICATES AND OTHER INFORMATION.

          Any person presenting Shares for deposit or any Owner may be required from time to time to provide such proof of (a) citizenship, residence, exchange control approval or payment of taxes and other governmental charges and compliance with all applicable laws and regulations governing Deposited Securities and the terms of this Deposit Agreement and (b) the identity of any person legally or beneficially interested in the Receipt and Shares and the nature of such interest, such information relating to the registration of the Shares presented for deposit on the books of the Company (or the appointed agent of the Company for transfer and registration of Shares) or to provide

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such other information, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company reasonably may require by written request to the Depositary or any Custodian. The Depositary may and shall, if reasonably requested by the Company, withhold the delivery or registration of transfer of any Receipt, the distribution of any dividend or other distribution or sale of rights or of the proceeds thereof, or the delivery of any Deposited Securities until such proof or other information is provided, such certificates are executed or such representations and warranties are made pertaining to such Receipt to the satisfaction of the Company and the Depositary.

          The Depositary shall provide the Company, upon the Company's request and in a timely manner, with copies of any information or other material which it receives pursuant to this Section 3.01.

     SECTION 3.02. Liability of Owner for Taxes.

          If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary. The Depositary may refuse to effect registration of transfer of all or part of such Receipt or any withdrawal of Deposited Securities represented thereby until such payment is made, and may withhold any dividends or other distributions or, after attempting by reasonable means to-notify such Owner, may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale to payment of such tax or other governmental charge, the Owner of such Receipt remaining liable for any deficiency.

     SECTION 3.03. WARRANTIES ON DEPOSIT OF SHARES.

          Every person depositing Shares under this Deposit Agreement, including every person depositing Shares on behalf of an owner of Shares, shall be deemed thereby to represent and warrant that (i) such Shares are validly issued, fully paid and non-assessable, (ii) the person making such deposit is duly authorized so to do, (iii) such Shares are not Restricted Securities, (iv) such Shares are free and clear of any lien, encumbrance, security interest, charge, mortgage, pledge or restriction on transfer, (v) such Shares are free of any pre-emptive rights of the holders of outstanding Shares, and (vi) such Shares include all rights to receive dividends thereon. Such representations and warranties shall survive the deposit of such Shares and issuance of Receipts in respect thereof.

     SECTION 3.04. COMPLIANCE WITH LAW.

          The rights of each Owner will be subject to the Memorandum or Articles of Association of the Company as if such Owner were a holder of Shares and to all applicable provisions of the laws of the Republic of South Africa and the Memorandum or Articles of Association of the Company with regard to notification to the Company and any governmental or stock exchange authorities of such Owner's interest in Shares.Failure by such Owner to provide on a timely basis any such required notification of such Owner's interest in Shares may result in the withholding of certain rights in respect of such Owner's American Depositary Shares including, without limitation, the right to give voting instructions and the right to receive dividends or other payments in respect of the Shares represented by such American Depositary Shares.

SECTION 3.05. DISCLOSURE OF BENEFICIAL OWNERSHIP OF RECEIPTS.

          The Company and the Depositary may from time to time request Owners to provide information as to the capacity in which they hold Receipts and regarding the identity of any other persons then or previously interested in such Receipts and various other matters. Each such Owner agrees to provide any such information reasonably requested by the Company or the Depositary pursuant to this Section and such agreement shall survive any disposition of such Owner's interest in Shares or Receipts. The Depositary agrees to comply with reasonable written instructions received from the Company requesting that the Depositary forward any such requests to such Owners and to forward to the Company any responses to such requests received by the Depositary, and to use its reasonable efforts, at the Company's request, to assist the Company in obtaining such information with respect to the American Depositary Shares, provided that nothing herein shall be interpreted as obligating the Depositary to provide or obtain any such information not provided to the Depositary by such Owners.

ARTICLE 4. THE DEPOSITED SECURITIES.

     SECTION 4.01. CASH DISTRIBUTIONS.

          Whenever the Depositary or the Custodian shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, after any necessary conversion of such distribution into Dollars pursuant to Section 4.05 and after fixing a record date pursuant to Section 4.06, as promptly as practicable, but in any event within five business days, distribute the amount thus received to the Owners of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them respectively; PROVIDED, HOWEVER, that the Depositary shall make appropriate adjustments in the amounts so distributed in respect of any amounts withheld or requested to be withheld by the Company, the Custodian or the Depositary from any such distribution on account of (i) taxes or other governmental charges including, but not limited to, withholding taxes referred to in Section 4.11, or (ii) reasonable expenses of the Depositary in the conversion of foreign currency into Dollars pursuant to
Section 4.05 and any other charges of the Depositary pursuant to Section 5.09. The Depositary shall distribute only such amount, however, as can be distributed without distributing to any Owner a fraction of one cent. Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto.

     SECTION 4.02. DISTRIBUTIONS OTHER THAN CASH, SHARES OR RIGHTS.

          Subject to the provisions of Sections 4.11 and 5.09, whenever the Depositary or the Custodian shall receive any distribution other than cash, Shares or rights upon any Deposited Securities, the Depositary shall cause the securities or property received by it to be distributed to the Owners, as of the record date fixed pursuant to Section 4.06, of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them as of such date in any manner that the Depositary may, following consultation with the Company, reasonably deem equitable and practicable for accomplishing such distribution; PROVIDED, HOWEVER, that if the Company shall so direct or if, in the reasonable opinion of the Depositary such distribution cannot be made proportionately among such Owners, or if for any other reason (including but not limited to any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners) the Depositary, in its reasonable opinion, deems such distribution not to be feasible, the Depositary may, following consultation with the Company, adopt such method as it may deem lawful, equitable and practicable for the purpose of effecting such distribution, including the public or private sale of the securities or other property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09) shall be as promptly as practicable distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash; PROVIDED, HOWEVER, that any unsold balance of such securities or property shall be distributed by the Depositary to the Owners entitled thereto, if such distribution is feasible without withholding for or on account of any taxes or other governmental charges and without registration under the Securities Act of 1933, in accordance with such lawful, equitable and practicable method as the Depositary may have adopted; PROVIDED, FURTHER, HOWEVER, that no distribution to Owners shall be unreasonably delayed by any action of the Depositary or any of its agents. To the extent such securities or other property, or the net proceeds thereof, is not effectively distributed to Owners as provided herein, the same shall constitute Deposited Securities and each American Depositary Share shall thereafter also represent its proportionate interest in such securities or other property or net proceeds.

     SECTION 4.03. DISTRIBUTIONS IN SHARES.

          If any distribution upon any Deposited Securities consists of a dividend in, or distribution without payment of any subscription price of, Shares, including pursuant to any program under which holders of Deposited Securities may elect to receive cash or Shares, the Depositary may, and shall if the Company so requests, execute and deliver additional Receipts evidencing American Depositary Shares representing the amount of Shares received as such dividend or distribution and distribute to the Owners, as of the record date fixed pursuant to Section 4.06, of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them as of such date, Receipts evidencing additional American Depositary Shares, subject to the terms and conditions of this Deposit Agreement with respect to the deposit of Shares and the issuance of Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of fees of the Depositary as provided in Section 5.09. The Depositary may withhold any such distribution if it has not received adequate assurances from the Company that such distribution does not require registration under the Securities Act of 1933. In lieu of delivering Receipts for fractional American Depositary Shares, the Depositary shall sell the amount of Shares representing the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions set forth in Section 4.01 or take such other action, with the approval of the Company, as may be appropriate. Notwithstanding the foregoing, if the Company shall so direct or if in the reasonable opinion of the Depositary such distribution cannot be made or if for any reason (including, but not limited to, any requirement that the Company, the Custodian or the Depositary withhold an amount on account for taxes or other governmental charges or that such Shares must be registered under the Securities Act of 1933 in order to be distributed to Owner) the Depositary, in its reasonable opinion, determines that a distribution in Shares is not feasible or may not be legally made to some or all Owners, the Depositary may, following consultation with the Company, adopt such method as it may deem lawful, equitable and practicable for the purpose of effecting such distribution, all in the manner and subject to the conditions set forth in Section 4.02, or take such other action, with the approval of the Company, as may be appropriate. If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed with respect to the Deposited Securities represented thereby.

     SECTION 4.04. RIGHTS DISTRIBUTIONS.

          In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall (after consultation with the Company as to the procedure to be followed) make such rights available to any Owners, including the distribution of warrants or other instruments therefor in such form as it deems appropriate, or dispose of such rights on behalf of any Owners and distribute the net proceeds in Dollars to such Owners. If, by the terms of such rights offering or by reason of applicable law, the Depositary may neither make such rights available to any Owners, nor dispose of such rights and distribute the net proceeds to such Owners, then the Depositary shall allow the rights to lapse. If, at the time of the offering of any rights the Depositary determines, following consultation with the Company, that it is lawful and feasible to make such rights available to certain Owners but not to other Owners, (i) the Depositary shall distribute to every Owner with respect to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate and (ii) in respect of Owners to whom the Depositary determines the distribution not to be lawful or feasible, the Depositary shall use reasonable efforts to sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by such Owners and distribute the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.09 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) to such Owners upon an averaged or other fair and practicable basis without regard to any distinctions among such Owners resulting from exchange restrictions, the date of delivery of any Receipt or otherwise. In the event that rights and the securities to which such rights relate are not registered under the Securities Act of 1933, the Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or to any Owner in particular.

          In circumstances in which rights would not otherwise be distributed,if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable in respect of American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) the Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law. Upon instruction pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares or other securities to be received upon the exercise of the rights, and upon payment of the fees of the Depositary as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase such Shares or other securities, and the Company shall cause the Shares or other securities so purchased to be delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of this Deposit Agreement, and shall, pursuant to Section 2.03 of this Deposit Agreement, execute and deliver Receipts to such Owner. In the case of a distribution pursuant to the second paragraph of this section, such Receipts shall be legended, if required, in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

          Except as otherwise provided in the preceding paragraph, the Company and the Depositary will not offer rights to Owners unless a registration statement is in effect with respect both to such rights and any securities to be received upon exercise of such rights under the Securities Act of 1933 or unless the offering and sale of such securities to such Owners are exempt from registration under the Securities Act of 1933. Nothing in this Deposit Agreement shall create any obligation on the part of the Company to file a registration statement in respect of any rights or securities for any purpose or to endeavor to have such a registration statement declared effective.

     SECTION 4.05. CONVERSION OF FOREIGN CURRENCY.

          Whenever the Depositary or the Custodian shall receive currency other than Dollars ("foreign currency"), by way of dividends or other distributions or as the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the reasonable judgment of the Depositary be converted on a reasonable basis into Dollars and transferred to the United States, the Depositary shall, subject to any restrictions imposed by applicable law, regulations or permits, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed, as promptly as practicable, net of any reasonable and customary out-of-pocket expenses incurred by the Depositary in connection with the conversion of currency pursuant to this Section 4.05, to the Owners entitled thereto as of the record date fixed pursuant to Section
4.06 in accordance with any applicable provisions of Sections 4.01, 4.02,
4.03 and 4.04. Such distribution may be made upon an averaged or other fair and practicable basis without regard to any distinctions among Owners resulting from exchange restrictions or otherwise. Upon the request of the Company, the Depositary shall inform the Company of the exchange rate at which foreign currency conversion has been carried out.

          If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file as promptly as practicable such application for approval or license, if any, as it may deem desirable; PROVIDED, HOWEVER, that if such application involves or refers to or is made on behalf of the Company, such application shall not be filed unless approved by the Company, which approval shall not be unreasonably withheld or delayed.

          If at any time the Depositary shall determine, following consultation with the Company, that in its reasonable judgment any foreign currency received by the Depositary or the Custodian is not, pursuant to applicable law or otherwise, convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary, following consultation with the Company, is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary or the Custodian to, or in its discretion, following consultation with the Company, may hold such foreign currency proceeds uninvested for the respective accounts of, the Owners entitled to receive the same, without liability for interest thereon.

          If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some Owners entitled thereto, the Depositary may in its discretion, following consultation with the Company, make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto for whom such conversion and distribution is practicable and may distribute the balance of the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary or the Custodian to, or hold such balance uninvested and without liability for the respective accounts of, the Owners entitled thereto for whom such conversion and distribution is not practicable.

     SECTION 4.06. FIXING OF RECORD DATE.

          Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason there occurs a change in the number or type of Deposited Securities that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of, or solicitation of consents or proxies from, holders of Shares or other Deposited Securities or whenever the Company or the Depositary finds it necessary or convenient in respect of any matter, the Depositary shall fix a record date (which, to the extent practicable, shall be the same as any corresponding record date set by the Company with respect to Shares, and after consultation with the Company if such date is to be different from any such record date established by the Company in respect of the Shares) for the determination of the Owners who shall be entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting or in respect of any such solicitation or to receive information as to any such meeting or solicitation, or for fixing the date on or after which each American Depositary Share will represent the changed number or type of Deposited Securities, subject to the terms and conditions of this Deposit Agreement. If the American Depositary Shares shall be listed on any stock exchange, then any such record date shall be fixed in accordance with any applicable rules of such stock exchange. The Depositary as promptly as practicable shall advise the

Company and, if the American Depositary Shares shall be listed on any stock exchange, such stock exchange of any record date so fixed by the Depositary.

     SECTION 4.07. VOTING OF DEPOSITED SECURITIES.

          Upon receipt of notice of any meeting of holders, or solicitation of consent or proxies from, of Shares or other Deposited Securities, unless instructed otherwise in writing by the Company, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, in such form as approved by the Company, which shall contain (a) such information as is contained in such notice of meeting, or solicitation of consents or proxies, received by the Depositary from the Company, (b) a statement that the Owners as of the close of business on a specified record date established by the Depositary pursuant to
Section 4.06 will be entitled, subject to any applicable provisions of South African law, of the Deposited Securities and this Deposit Agreement and of the Memorandum and Articles of Association of the Company, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares, and (c) a statement as to the manner in which such instructions may be given, including, when applicable, an express indication that instructions may be given (or, if applicable, will be deemed given in accordance with the second paragraph of this Section 4.07 if no instruction is received) to the Depositary to give a discretionary proxy to a person designated by the Company. Upon the written (or deemed) request of an Owner on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable, to vote or cause to be voted (or to grant a discretionary proxy to a person designated by the Company to vote) the amount of Shares or other Deposited Securities the right to receive which is represented by the American Depositary Shares evidenced by such Owner's Receipt in accordance with any instructions set forth in such request. The Depositary shall not, and the Depositary shall ensure that each Custodian or any of its nominees shall not, vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities, other than in accordance with such instructions.

          If the Depositary does not receive instructions from an Owner on or before the date established by the Depositary for such purpose, such Owner shall be deemed, and the Depositary shall deem such Owner, to have instructed the Depositary to give a discretionary proxy to a person designated by the Company to vote the underlying Shares, PROVIDED that no such discretionary proxy shall be deemed given with respect to any matter as to which the Company informs the Depositary in writing at the time notice of any meeting or solicitation of consents or proxies is received by the Custodian to the effect that the Company does not wish such proxy given.

     SECTION 4.08. CHANGES AFFECTING DEPOSITED SECURITIES.

          Upon any change in nominal value, split-up, consolidation or other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger, consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or any Custodian in exchange for, conversion of, replacement or otherwise in respect of Deposited Securities shall, subject to the terms of this Deposit Agreement and applicable law, including any applicable provisions of the Securities Act of 1933, be treated as new Deposited Securities under this Deposit Agreement, and each American Depositary Share shall, subject to the terms of this Deposit Agreement and applicable law, including any applicable provisions of the Securities Act of 1933, thenceforth represent an appropriately adjusted proportional interest in the Deposited Securities so received in exchange or conversion or replacement or otherwise, unless additional or new Receipts are delivered pursuant to the following sentence. In any such case the Depositary may, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a stock dividend on the Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities. Upon the occurrence of any change or other event covered by this Section with respect to the Deposited Securities, the Depositary shall give notice thereof in writing to all Owners.

     SECTION 4.09. REPORTS.

          The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports, notices and other communications, including any proxy solicitation material, received from the Company which are both (a) received by the Depositary, the Custodian, or a nominee of either as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company. The Depositary shall also, promptly upon receipt from the Company, send to the Owners copies of reports, notices and communications furnished by the Company pursuant to Section 5.06. Such materials will be furnished in English or English language versions or summaries in English will be prepared when so required pursuant to any regulations of the Commission.

     SECTION 4.10. LISTS OF OWNERS.

          As promptly as practicable upon request by the Company, the Depositary shall furnish the Company with a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the transfer books of the Depositary and of all such persons who received such Receipts pursuant to a Pre-Release under
Section 2.09 hereof.

     SECTION 4.11. WITHHOLDING.

          In connection with any dividend or other distribution to Owners, the Company or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Company or such agent and owing to such governmental authority or agency by the Company or such agent; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Depositary or the Custodian and owing to such authority or agency by the Depositary or the Custodian. Either the Company or the Depositary may file with any governmental agency any reports necessary to obtain benefits under any applicable tax treaties for the Owners. The Depositary shall forward to the Company or its agent such information from its records in relation to withholding from a dividend or other distribution on Deposited Securities as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental authorities or agencies, and the Company and its agent shall forward to the Depositary such information from its records in relation to withholding from a dividend or other distribution on Deposited Securities as the Depositary may reasonably request to enable the Depositary to file necessary reports with governmental authorities or agencies. In the event that the Depositary determines that any dividend or other distribution in property other than cash (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may (after consultation with the Company) by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to withhold any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively, all in accordance with applicable provisions of this Deposit Agreement.

     SECTION 4.12. DIVIDENDS IN CASH OR SHARES.

          Whenever the Depositary shall receive notice from the Company of the declaration of a dividend or other distribution without payment of any subscription price on Deposited Securities payable in Shares or cash at the election of each holder of Shares or, if no such election is made, payable in Shares or in cash as provided in the instruments governing such dividend or other distribution, the Depositary shall mail to the Owners a notice, the form of which shall be in the reasonable discretion of the Depositary, which shall contain (a) such information as is contained in the notice received by the Depositary from the Company and (b) a statement that each of the Owners as of the close of business on a specified date will be entitled, subject to any applicable provisions of the laws of the Republic of South Africa, the Memorandum or Articles of Association of the Company or the instruments governing such dividend or distribution, to instruct the Depositary as

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to the manner in which such Owner elects to receive such dividend or distribution. Upon the written request of an Owner on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall use reasonable efforts to make the election in accordance with the instructions set forth in such request, and to distribute cash or Shares, as the case may be, in accordance with the terms of Section 4.01 or Section 4.03, respectively, to the Owners entitled thereto. If the Depositary does not receive timely instructions from any Owner as to such Owner's election, the Depositary shall make no election with respect to the Deposited Securities represented by such Owner's American Depositary Shares and shall distribute such Shares or cash as it receives, if any, in respect of such Deposited Securities in accordance with the preceding sentence.

ARTICLE 5. THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY.

     SECTION 5.01. MAINTENANCE OF OFFICE AND TRANSFER BOOKS BY THE DEPOSITARY.

          Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

          The Depositary shall keep in such New York City facilities books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Company and the Owners; PROVIDED, HOWEVER, that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts. The Depositary may close the transfer books at any time or from time to time when transfer agents located in The City of New York generally close their transfer books, and at any other time, following consultation with the Company to the extent practical, or otherwise with prompt notice to the Company when deemed expedient by the Depositary in connection with the performance of its duties hereunder or at the request of the Company.

          If any Receipts or the American Depositary Shares evidenced thereby are listed or traded on one or more stock exchanges in the United States, the Depositary shall act as Registrar or, with the prior written consent of the Company, which consent shall not unreasonably be withheld, appoint a Registrar or, one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges and to keep books for the registration of Receipts and transfers of Receipts as provided in this Section
5.01. Such Registrar or co-registrars may be removed and a substitute or substitutes appointed by the Depositary upon the request or with the approval of the Company. The Depositary shall cause each Registrar or co-registrar

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appointed under this Section 5.01 to give notice in writing to the Depositary and the Company accepting such appointment and agreeing to be bound by the applicable terms of this Deposit Agreement.

     SECTION 5.02. PREVENTION OR DELAY IN PERFORMANCE BY THE DEPOSITARY OR THE COMPANY.

          Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or beneficial owner of any Receipt, if by reason of any provision of any present or future law or regulation of the United States or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Memorandum or Articles of Association of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or beneficial owner of any Receipt by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement. Where, by the terms of a dividend or other distribution pursuant to Section 4.01, 4.02, or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, or for any other reason, such dividend or other distribution or offering may not be made available to Owners, and the Depositary may not dispose of such dividend or other distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such dividend or other distribution or offering, and shall allow any rights, if applicable, to lapse.

     SECTION 5.03.OBLIGATIONS OF THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY.

          Each of the Company and its agents and their respective officers, directors, employees and affiliates assumes no obligation nor shall it be subject to any liability under this Deposit Agreement or the Receipts to Owners or beneficial owners of Receipts or any other persons other than the Depositary and the Custodian (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence, willful misconduct or bad faith.

          Each of the Company and its agents and their respective officers, directors, employees and affiliates assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to the Custodian or any agent of the Depositary or the Custodian, except under Section 5.08 of this Deposit Agreement.

          Each of the Depositary and its agents and their respective officers, directors, employees and affiliates assumes no obligation nor shall it be subject to any liability under this Deposit Agreement or the Receipts to any Owner or beneficial owner of a Receipt or any other persons other than the Depositary and the Custodian (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence, willful misconduct or bad faith.

          The Depositary, the Custodian and the Company undertake to perform such duties and only such duties as are specifically set forth in this Deposit Agreement, and no implied covenants or obligations shall be read into this Deposit Agreement against the Depositary, the Custodian or the Company or their respective agents.

          Without limiting the foregoing, neither the Depositary or its agents nor the Company or its agents shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

          None of the Depositary or its agents or the Company or its agents shall be liable for any action or nonaction by it or them in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or holder of a Receipt or any other person believed by it in good faith to be competent to give such advice or information.

          The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence, willful misconduct or bad faith while it acted as Depositary.

          The Depositary shall not be responsible for the manner in which any vote of any Deposited Securities is cast or the effect of any such vote, provided that any such action or nonaction is in good faith and in accordance with this Deposit Agreement.

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          Except as otherwise provided in this Deposit Agreement, the Depositary will not release any information regarding the Company without prior written approval from the Company; PROVIDED, HOWEVER, that the Depositary may release, without prior approval from the Company, information made publicly available by the Company if the form and substance of such information has not been altered or modified in any way other than by the Company.

          The Depositary agrees with the Company not to establish any unsponsored American depositary receipt program representing Shares so long as the Depositary is acting hereunder.

          No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

     SECTION 5.04. RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR DEPOSITARY.

          The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

          The Depositary may at any time be removed by the Company by written notice of such removal delivered to the Depositary effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

          In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York. Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, satisfactory in form and substance to the Company, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; however, such predecessor, upon payment of all sums due to it from the Company and on the written request of the Company, shall execute and deliver an instrument satisfactory in form and substance to the Company transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor all materials necessary and useful to enable the successor depositary to carry out the responsibilities of the Depositary hereunder, including, but not limited to, a list of the Owners of all outstanding Receipts. Any such successor depositary shall promptly mail notice of its appointment to the Owners. Notwithstanding the foregoing, any resignation or removal

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and appointment of a successor Depositary shall not relieve the prior depositary or the Company from its obligations and liabilities pursuant to Section 5.08.

          Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act, it being understood that the Company shall be informed in writing of such an event.

     SECTION 5.05. THE CUSTODIAN.

          The Custodian or its successors, which shall be an accredited intermediary acting through a specified office located in South Africa, in acting hereunder shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it. If the Depositary receives notice of the resignation of the Custodian and, upon the effectiveness of such resignation there would be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, appoint a substitute custodian or custodians, each of which shall be an accredited intermediary acting through a specified office located in South Africa, and each of which shall thereafter be a Custodian hereunder. Except as provided in the preceding sentence, whenever the Depositary in its discretion determines, with the prior written consent of the Company, that it is in the best interest of the Owners to do so it may appoint a substitute or additional custodian or custodians, which shall be an accredited intermediary acting through a specified office located in South Africa, each of which shall thereafter be one of the Custodians hereunder. Any Custodian ceasing to act as Custodian hereunder shall deliver all Deposited Securities held by it and all other books and records maintained by it with respect to its function as a Custodian hereunder to a Custodian continuing to act upon the instruction of the Depositary. Upon demand of the Depositary, any Custodian shall transfer such of the Deposited Securities held by it and all other books and records maintained by it with respect to its function as a Custodian hereunder as are requested of it to any other Custodian or such substitute or additional custodian. The Depositary shall cause each substitute or additional custodian, forthwith upon its appointment, to deliver to the Depositary and the Company an acceptance of such appointment in form and substance satisfactory to the Depositary. Promptly upon any such change, the Depositary shall give notice in writing to all Owners and to each other Custodian of the name, the address and the appointment of any Custodian not named in Receipts.

          Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of any Custodian hereunder, but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian or as required by the laws of the Republic of South Africa, execute and deliver to such Custodian, with a copy to the Company, all such instruments as may be proper to

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give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

     SECTION 5.06. NOTICES AND REPORTS.

          On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Company agrees to transmit to the Depositary and the Custodian, as soon as practicable, a copy of the notice thereof in English, but otherwise in the form given or to be given to holders of Shares or other Deposited Securities.

          The Company shall furnish to the Depositary in English annual reports (including audited consolidated financial statements), semi-annual reports (including unaudited interim consolidated financial information), and copies or summaries in English of any other reports and communications that are made generally available by the Company to holders of Deposited Securities. The Depositary will arrange for the mailing of copies of such annual and semi-annual reports and, at the written request of the Company, any other such reports and copies or summaries to all Owners. The Company will timely provide the Depositary with such quantity of such reports and summaries as shall be requested by the Depositary from time to time in order for the Depositary to effect such mailings.

          The Company has delivered to the Depositary and the Custodian a copy (in English or with an English translation) of the Memorandum and Articles of Association of the Company. Promptly upon any change in such Memorandum or Articles of Association, the Company shall deliver to the Depositary and the Custodian a copy (in English or with an English translation) of such Memorandum or Articles of Association, as so changed. The Depositary and its agents may rely on the copy of such Memorandum or Articles of Association as so delivered for all purposes of this Deposit Agreement.

     SECTION 5.07. ISSUANCE OR DEPOSIT OF ADDITIONAL SHARES, ETC.

          The Company agrees that in the event of any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities (each a "Distribution"), the Company will promptly notify the Depositary of such distribution and, upon request of the Depositary, will promptly furnish to the Depositary a written opinion from U.S. counsel for the Company, which counsel shall be reasonably satisfactory to the Depositary, stating whether or not the Distribution requires a registration statement under the Securities Act of 1933 to be in effect prior to making such Distribution available to

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Owners entitled thereto. If in the opinion of such counsel a Registration
Statement is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a Registration Statement in effect which will cover such Distribution.

          The Company agrees with the Depositary that neither the Company nor any company controlled by the Company will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Company or any such company, unless a registration statement is in effect as to such Shares under the Securities Act of 1933.

          Nothing in this Section 5.07 or elsewhere in this Deposit Agreement shall create any obligation on the part of the Company or the Depositary to file a registration statement in respect of any such securities or rights or to endeavor to have such a registration statement declared effective. To the extent the Company in its discretion deems it necessary or advisable in order to avoid any requirement to register such additional securities under the Securities Act of 1933, it may prevent Owners in the United States from purchasing any such additional securities (whether pursuant to preemptive rights or otherwise) and direct the Depositary not to accept certain Shares for deposit for such period of time following the issuance of such additional securities and to adopt such other specific measures as the Company may reasonably request in writing.

     SECTION 5.08. INDEMNIFICATION.

          The Company agrees to indemnify the Depositary and any Custodian and any agent of the Depositary or the Custodian appointed hereunder and the respective officers, directors, and employees (the "indemnified persons") against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by such indemnified persons except for any liability or expense arising out of the negligence, willful misconduct or bad faith of any of them, or (ii) by the Company or any of its agents (other than the indemnified persons), and their respective officers, directors and employees authorized to act on their behalf.

          The indemnities contained in the preceding paragraph shall not extend to any liability or expense which arises solely and exclusively out of a Pre-Release (as defined in Section 2.09) of a Receipt or Receipts or of a Share or Shares in accordance with Section 2.09 and which would not otherwise have arisen had such Receipt or Receipts or of a Share or Shares not been the subject of a Pre-Release pursuant to Section 2.09; PROVIDED, HOWEVER, that the indemnities provided in the preceding paragraph shall apply to any liability or expense (i) to the extent that such liability or expense would have arisen had a Receipt or Receipts or Share or Shares not been the subject of a Pre-Release,

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or (ii) which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary placement memorandum) relating to the offer or sale of American Depositary Shares, except to the extent any such liability or expense arises out of (a) information relating to the Depositary or any Custodian (other than the Company), as applicable, furnished in writing and not materially changed or altered by the Company expressly for use in any of the foregoing documents, or,
(b) if such information is provided, the failure to state a material fact necessary to make the information provided not misleading.

          The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates against and hold them harmless from any liability or expense (including but not limited to the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted by the Depositary or any Registrar or Custodian or their respective directors, employees, agents and affiliates due to their respective negligence, willful misconduct or bad faith.

          If an action, proceeding (including, but not limited to, any governmental investigation), claim or dispute (collectively, a "Proceeding") in respect of which indemnity may be sought by either party is brought or asserted against the other party, the party seeking indemnification (the "Indemnitee") shall as promptly as practicable (and in no event more than twenty (20) days after receipt of notice of such Proceeding) notify in writing the party obligated to provide such indemnification (the "Indemnitor") of such Proceeding. The failure of the Indemnitee to so notify the Indemnitor shall not impair the Indemnitee's ability to seek indemnification from the Indemnitor (but only for costs, expenses and liabilities incurred after such notice) unless such failure adversely effects the Indemnitor's ability to adequately oppose or defend such Proceeding. Upon receipt of such notice from the Indemnitee, the Indemnitor shall be entitled to participate in such Proceeding and, to the extent that it shall so desire and provided no conflict of interest exists as described in subclause (b) below, or there are no other defenses available to Indemnitee as specified in subclause (b) below, to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee (in which case all attorney's fees and expenses shall be borne by the Indemnitor and the Indemnitor shall in good faith defend the Indemnitee). The Indemnitee shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne by the Indemnitee unless
(a) the Indemnitor agrees in writing to pay such fees and expenses, (b) the Indemnitee shall have reasonably and in good faith concluded that there is a conflict of interest between the Indemnitor and the Indemnitee in the conduct of the defense of such action, including but not limited to that there may be legal defenses available to the Indemnitee that are different from or in addition to those available to the Indemnitor, or (c) the Indemnitor fails, within ten (10) days prior to the date the first response or appearance is required to be made in such Proceeding, to assume

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the defense of such Proceeding with counsel reasonably satisfactory to the
Indemnitee. No compromise or settlement of such Proceeding may be effected by either party without the other party's consent unless (i) there is no finding or admission of any violation of law and no material adverse effect on any other claims that may be made against such other party and (ii) the sole relief provided is monetary damages that are paid in full by the party seeking the compromise or settlement. Neither party shall have any liability with respect to any compromise or settlement effected without its consent, which shall not be unreasonably withheld. The Indemnitor shall have no obligation to indemnify and hold harmless the Indemnitee from any loss, expense or liability incurred by the Indemnitee as a result of a default judgment entered against the Indemnitee unless such judgment was entered after the Indemnitor agreed, in writing, to assume the defense of such Proceeding.

          The obligations set forth in this Section 5.08 shall survive the termination of this Deposit Agreement and the succession or substitution of any indemnified person.

     SECTION 5.09. CHARGES OF DEPOSITARY.

          The Company will not pay any fees, expenses or other charges of the Depositary or of any Registrar except in accordance with agreements in writing entered into between the Depositary and the Company from time to time. The Depositary shall present its statement for such charges and expenses to the Company once every three months. The fees, charges and expenses of the Custodian are for the sole account of the Depositary.

          The following charges, to the extent permitted by applicable law and stock exchange regulations shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to
Section 4.03), whichever applicable: (1) taxes and other governmental charges,
(2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company (or the appointed agent of the Company for transfer and registration of the Shares) and accordingly applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement to be at the expense of persons depositing Shares or Owners, (4) such reasonable out-of-pocket expenses as are incurred by the Depositary in the conversion of Foreign Currency pursuant to Section 4.05 (5) a fee not in excess of $5.00 per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, the execution and delivery of Receipts pursuant to Section 4.03, and the surrender of Receipts pursuant to
Section 2.05, (6) a fee not in excess of $.02 per American Depositary Share (or portion thereof) for any cash

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distribution made pursuant to the Deposit Agreement including, but not limited to Sections 4.01 through 4.04 hereof, except for distributions of cash dividends, and (7) a fee for the distribution of proceeds of sales of securities or rights pursuant to Sections 4.02 or 4.04, respectively, such fee (which may be deducted from such proceeds) being in an amount equal to the lesser of (i) the fee for the issuance of American Depositary Shares referred to above which would have been charged as a result of the deposit by Owners of securities (for purposes of this clause (7) treating all such securities as if they were Shares) or Shares received in exercise of rights distributed to them pursuant to Sections 4.02 or 4.04, respectively, but which securities or rights are instead sold by the Depositary, and the net proceeds distributed and (ii) the amount of such proceeds.

          The Depositary, subject to compliance with all applicable laws, rules and regulations and subject to Section 2.09 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

     SECTION 5.10. RETENTION OF DEPOSITORY DOCUMENTS.

          The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company requests that such papers be turned over to the Company or to a successor depositary.

     SECTION 5.11. EXCLUSIVITY.

          Subject to the provisions of Section 5.04, the Company agrees not to appoint any other depositary for issuance of depositary receipts so long as The Bank of New York is acting as Depositary hereunder.

ARTICLE 6. AMENDMENT AND TERMINATION.

     SECTION 6.01. AMENDMENT.

          The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement in writing between the Company and the Depositary in any respect which they may deem necessary or desirable. Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of 30 days after written notice of such amendment shall have been mailed to the Owners of outstanding Receipts. Every Owner at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended

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thereby. In no event shall any amendment impair the right of the Owner of any
Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except to comply with mandatory provisions of applicable law.

SECTION 6.02. TERMINATION.

          The Depositary shall at any time at the direction of the Company terminate this Deposit Agreement by mailing notices of such termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate this Deposit Agreement (upon 30 days' prior written notice of such termination to the Company and the Owners of all Receipts then outstanding) if at any time 90 days after the Depositary shall have delivered to the Company a written notice of its resignation sent by registered mail, return receipt requested, a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04. The Depositary shall mail notice of such termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination. On and after the date of termination, each Owner shall, upon (i) surrender of each of its Receipts at the Depositary's Corporate Trust Office, (ii) payment of the fees of the Depositary for the surrender of Receipts provided herein and (iii) payment of any applicable taxes and governmental charges, be entitled to delivery, to him or upon his order, of the whole number of Deposited Securities represented by the American Depositary Shares evidenced by such Receipts and to the net proceeds of the sale of any fractional Deposited Securities represented thereby. If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof shall not accept deposits of Shares (and shall instruct each Custodian to act accordingly), and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell property and rights and convert Deposited Securities into cash as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).

          At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners which have not theretofore surrendered their Receipts, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligations under Section 5.08 hereof. Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 hereof.

ARTICLE 7. MISCELLANEOUS.

     SECTION 7.01. COUNTERPARTS.

          This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one and the same instrument. Copies of this Deposit Agreement shall be filed with the Depositary and the Custodian and shall be open to inspection by any Owner during business hours.

     SECTION 7.02. NO THIRD PARTY BENEFICIARIES.

          This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

     SECTION 7.03. SEVERABILITY.

          In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     SECTION 7.04. OWNERS AND HOLDERS AS PARTIES BINDING EFFECT.

          The Owners and holders of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

     SECTION 7.05. NOTICES.

          Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by air courier or facsimile transmission confirmed by letter addressed to Denis O'Connor, Sappi Limited, 48 Amershoff Street, Braamfontein 2001, Johannesburg, Republic of South Africa, or any other place of which the Company has notified the Depositary.

          Any and all notices to be given to the Depositary shall be deemed to have been duly given if personally delivered or sent by air courier or facsimile transmission confirmed by letter, addressed to The Bank of New York at its Corporate Trust Office located at 101 Barclay Street, New York, New York 10286,
Attention: ADR Department, 22 West, or any other place to which the Depositary has moved its Corporate Trust Office. The Depositary will give notice to the Company and the Owners of any change in the location of its Corporate Trust Office.

          Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or by cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

          Delivery of a notice sent by mail (other than registered mail) or by cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post office letter box. Notices sent by registered mail or personally delivered will be deemed to have been duly given on the date on which signed for on behalf of the addressee. The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it from the other or from any Owner, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

     SECTION 7.06. GOVERNING LAW.

          This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York without regard to the principles of conflicts of laws thereof. It is understood that, notwithstanding any present or future provision of the laws of the State of New York, the rights of holders of Shares and other Deposited Securities and the obligations and duties of the Company in respect of such holders, as such, shall be governed by the laws of the Republic of South Africa (or, if applicable, such other law as may govern Deposited Securities).

     SECTION 7.07. COMPLIANCE WITH U.S. SECURITIES LAW.

          Notwithstanding anything in this Deposit Agreement to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under this Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate United States securities laws, including but not limited to Section I A(1) of the General Instructions to the Registration Statement on Form F-6, as amended from time to time, under the Securities Act of 1933.

          IN WITNESS WHEREOF, SAPPI LIMITED and THE BANK OF NEW YORK have duly executed this agreement as of the day and year first set forth above and all Owners and holders of Receipts shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

                                                  SAPPI LIMITED

                                                  By:
                                                      -------------------------
                                                  Name:
                                                  Title:

                                                  THE BANK OF NEW YORK

                                                  By: /s/ Joanee F. Digiovanni
                                                      ------------------------
                                                  Name: Joanne F. DiGiovanni
                                                  Title: Vice-President

          IN WITNESS WHEREOF, SAPPI LIMITED and THE BANK OF NEW YORK have duly executed this agreement as of the day and year first set forth above and all Owners and holders of Receipts shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

                                                  SAPPI LIMITED

                                                  By: /s/ Donald Gert Wilson
                                                      ----------------------
                                                  Name:  Donald Gert Wilson
                                                  Title: Executive Director-
                                                         Finance

                                                  THE BANK OF NEW YORK

                                                  By:
                                                      ------------------------
                                                  Name:
                                                  Title:

                        Exhibit A to Deposit Agreement

NO.                                               ______________________________
                                                  AMERICAN   DEPOSITARY   SHARES
                                                  (EACH   AMERICAN    DEPOSITARY
                                                  SHARE   REPRESENTS   ONE   (1)
                                                  DEPOSITED SHARE)

                              THE BANK OF NEW YORK
                           AMERICAN DEPOSITARY RECEIPT
                    FOR ORDINARY SHARES OF THE NOMINAL VALUE
                                OF ONE RAND EACH
                                       OF
                                  SAPPI LIMITED
                         (INCORPORATED UNDER THE LAWS OF
                          THE REPUBLIC OF SOUTH AFRICA)

     The Bank of New York, as depositary (hereinafter called the "Depositary"), hereby certifies that ______________________________________, or registered assigns, IS THE OWNER OF _____________________________

                           AMERICAN DEPOSITARY SHARES

representing deposited Ordinary Shares of the Nominal Value of One Rand each (herein called "Shares") of Sappi Limited, a company organized under the laws of the Republic of South Africa (herein called the "Company"). At the date hereof, each American Depositary Share represents one (1) Share which is either deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at the Johannesburg, South Africa offices of First National Bank of Southern Africa, Limited, French Bank of South Africa Limited, Nedbank Limited, Societe Generale of South Africa Ltd. and The Standard Bank of South Africa, Limited (each herein called the "Custodian"). The Depositary's Corporate Trust Office is located at a different address than its principal executive office. Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

               THE DEPOSITARY'S CORPORATE TRUST OFFICE ADDRESS IS
                    101 BARCLAY STREET, NEW YORK, N.Y. 10286

1.   THE DEPOSIT AGREEMENT.

     This American Depositary Receipt is one of an issue (the "Receipts"), all issued and to be issued upon the terms and conditions set forth in the Amended and Restated Deposit Agreement, dated as of October 23, 1998, as amended and restated as of November 4, 1998, as further amended and restated as of October 26, 1999, as it may be amended from time to time (the "Deposit Agreement"), among the Company, the Depositary and all holders from time to time in whose name a Receipt is registered on the books of the Depositary ("Owners"), each of whom by accepting a Receipt agrees to become a party thereto and becomes bound by all the terms and provisions thereof and hereof. The Deposit Agreement sets forth the rights and obligations of Owners of Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect thereof and held under the Deposit Agreement (such Shares, securities, property and cash are herein called the "Deposited Securities"). Copies of the Deposit Agreement are on file at the Corporate Trust Office of the Depositary in The City of New York and the office of the Custodian and at any other designated transfer offices. The statements made on the face and the reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions thereof, to which reference is hereby made. Capitalized terms not defined herein shall have the meanings set forth in the Deposit Agreement.

     The Depositary makes no representation or warranty as to the validity or worth of the Deposited Securities.

2.   SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

     Upon surrender at the Corporate Trust Office of the Depositary of this Receipt for the purpose of withdrawal of a whole number of Deposited Securities represented hereby, and upon payment of the fee of the Depositary for the cancellation of Receipts provided for in Article (9) of this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Company's Memorandum or Articles of Association and the Deposited Securities, the Owner hereof is entitled to the delivery of the whole number of Shares and the number of any other Deposited Securities represented by the American Depositary Shares evidenced hereby and so withdrawn to an account designated by such Owner and to delivery at the Corporate Trust Office of the Depositary of a new Receipt evidencing any fractional Deposited Securities represented hereby and the Shares and other Deposited Securities not withdrawn. Such delivery will be made without unreasonable delay. A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to an account designated by such Owner.

3.   TRANSFER OF RECEIPTS; COMBINATION AND SPLIT-UP OF RECEIPTS.

     Subject to the terms and conditions of the Deposit Agreement, the transfer of this Receipt is registrable on the books of the Depositary upon surrender by the Owner hereof, in person or by duly authorized attorney, at any designated transfer office, of this Receipt properly endorsed or accompanied by proper instruments of transfer and duly stamped as may be required by the laws of the State of New York and of the United States of America. Subject to the terms and conditions of the Deposit Agreement, this Receipt may be split into other Receipts or may be combined with other Receipts into one Receipt evidencing the same aggregate number of American Depositary Shares as were evidenced by the Receipt surrendered and deliver the same to or upon the order of the person entitled thereto, subject to receipt of all certificates, if any, as the Depositary or the Company may require in order to comply with any applicable laws.

     The Depositary, subject to the terms and conditions of the Deposit Agreement, shall, upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver, subject to receipt of all certificates, if any, as the Depositary or the Company may require in order to comply with any applicable laws a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as were evidenced by the Receipt or Receipts surrendered.

     As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt, the delivery of any distribution thereon or the withdrawal of any Deposited Securities, the Depositary or the Custodian may require payment from the presenter of the Receipt or the depositor of the Shares of a sum sufficient to reimburse it for any tax or other governmental charges and any stock transfer, registration or conversion fee with respect thereto (including any such tax or charges and fee with respect to Shares being deposited or Deposited Securities being withdrawn) and payment of any applicable fee as provided in Article (9) of this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt.

     The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended and the transfer of Receipts in particular instances may be refused or the registration of transfer of outstanding Receipts generally may be suspended during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary, after consultation with the Company to the extent practicable (to the extent it is not practicable for the Depositary to consult with the Company, the Depositary will notify the Company as promptly as practicable after taking such action and explain its reasons for doing so), or the Company at any time or from time to time because of any requirement of law or of any government or governmental or regulatory body or commission, or following receipt of notification from the Company of the suspension of the quotation of the Shares in South Africa, or under any provision of the Deposit Agreement, the Memorandum or Articles of Association, or for any reason subject to Article (24) hereof. The surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders' meeting or the payment of dividends, (ii) the payment of fees, taxes and similar charges and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities. The Depositary and the Custodian will comply with reasonable written instructions from the Company requesting that the Depositary and the Custodian not accept for deposit under the Deposit Agreement any Shares identified in such instructions in order to facilitate the Company's compliance with United States federal securities laws, any provision of the Company's Memorandum or Articles of Association or the laws of the Republic of South Africa.

     Without limitation of the foregoing, neither the Depositary nor the Custodian shall accept for deposit under the Deposit Agreement any Shares (i) which, to the actual knowledge of the Depositary, are required to be registered under the Securities Act of 1933 prior to public sale in the United States, unless a registration statement is in effect as to such Shares or (ii) the deposit of which would, to the actual knowledge of the Depositary, infringe any provisions of the laws of the Republic of South Africa.

4.   FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

     Any person presenting Shares for deposit or any Owner may be required from time to time to provide such proof of (a) citizenship, residence, exchange control approval or payment of taxes and other governmental charges and compliance with all applicable laws and regulations governing Deposited Securities and the terms of the Deposit Agreement and (b) the identity of any person legally or beneficially interested in the Receipt and Shares and the nature of such interest, such information relating to the registration of the Shares presented for deposit on the books of the Company (or the appointed agent of the Company for transfer and registration of Shares) or to provide such other information, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company reasonably may require by written request to the Depositary or any Custodian. The Depositary may and shall, if reasonably requested by the Company, withhold the delivery or registration of transfer of any Receipt, the distribution of any dividend or other distribution or sale of rights or of the proceeds thereof, or the delivery of any Deposited Securities until such proof or other information is provided, such certificates are executed or such representations and warranties are made pertaining to such Receipt to the satisfaction of the Company and the Depositary. No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary, if any is required by the Depositary, that all conditions to such deposit have been satisfied by the person depositing such Shares under South African laws and regulations, and that any necessary approval has been granted by the governmental authority or body in the Republic of South Africa, if any, which is then performing the function of the regulation of currency exchange or any other function which requires approval for the deposit of Shares.

5.   LIABILITY OF OWNER FOR TAXES.

     If any tax or other governmental charge shall become payable with respect to this Receipt or any Deposited Securities represented by this Receipt, such tax or other governmental charge shall be payable by the Owner hereof to the Depositary. The Depositary may refuse to effect registration of transfer of all or part of this Receipt or any withdrawal of Deposited Securities represented by this Receipt until such payment is made, and may withhold any dividends or other distributions or, after attempting by reasonable means to notify such Owner, may sell for the account of the Owner hereof any part or all of the Deposited Securities evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale to payment of such tax or other governmental charge, the Owner hereof remaining liable for any deficiency.

6.   WARRANTIES ON DEPOSIT OF SHARES.

     Every person depositing Shares under the Deposit Agreement, including every person depositing Shares on behalf of an owner of Shares, shall be deemed thereby to represent and warrant that (i) such Shares are validly issued, fully paid and non-assessable, (ii) the person making such deposit is duly authorized so to do, (iii) such Shares are not Restricted Securities, (iv) such Shares are free and clear of any lien, encumbrance, security interest, charge, mortgage, pledge or restriction on transfer, (v) such Shares are free of any pre-emptive rights of the holders of outstanding Shares, and (vi) such Shares include all rights to receive dividends thereon. Such representations and warranties shall survive the deposit of such Shares and issuance of Receipts in respect thereof.

7.   COMPLIANCE WITH LAW.

     The rights of each Owner will be subject to the Memorandum or Articles of Association of the Company as if such Owner were a holder of Shares and to all applicable provisions of the laws of the Republic of South Africa and the Memorandum or Articles of Association of the Company with regard to notification to the Company and any governmental or stock exchange authorities of such Owner's interest in Shares. Failure by such Owner to provide on a timely basis any such required notification of such Owner's interest in Shares may result in the withholding of certain rights in respect of such Owner's American Depositary Shares including, without limitation, the right to give voting instructions and the right to receive dividends or other payments in respect of the Shares represented by such American Depositary Shares.

8.   DISCLOSURE OF BENEFICIAL OWNERSHIP OF RECEIPTS.

     The Company and the Depositary may from time to time request Owners to provide information as to the capacity in which they hold Receipts and regarding the identity of any other persons then or previously interested in such Receipts and various other matters. Each such Owner agrees to provide any such information reasonably requested by the Company or the Depositary pursuant to this Article (8) and such agreement shall survive any disposition of such Owner's interest in Shares or Receipts. The Depositary agrees to comply with reasonable written instructions received from the Company requesting that the Depositary forward any such requests to such Owners and to forward to the Company any responses to such requests received by the Depositary, and to use its reasonable efforts, at the Company's request, to assist the Company in obtaining such information with respect to the American Depositary Shares, provided that nothing herein shall be interpreted as obligating the Depositary to provide or obtain any such information not provided to the Depositary by such Owners.

9.   CHARGES OF DEPOSITARY.

     The Company will not pay any fees, expenses or other charges of the Depositary or of any Registrar except in accordance with agreements in writing entered into between the Depositary and the Company from time to time. The Depositary shall present its statement for such charges and expenses to the Company once every three months. The fees, charges and expenses of the Custodian are for the sole account of the Depositary.

     The following charges, to the extent permitted by applicable law and stock exchange regulations shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03 of the Deposit Agreement), whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company (or the appointed agent of the Company for transfer and registration of the Shares) and accordingly applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement to be at the expense of persons depositing Shares or Owners, (4) such reasonable out-of-pocket expenses as are incurred by the Depositary in the conversion of Foreign Currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee not in excess of $5.00 per 100 American Depositary Shares

(or portion thereof) for the execution and delivery of Receipts pursuant to
Section 2.03 of the Deposit Agreement, the execution and delivery of Receipts pursuant to Section 4.03 of the Deposit Agreement, and the surrender of Receipts pursuant to Section 2.05 of the Deposit Agreement, (6) a fee not in excess of $.02 per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement including, but not limited to Sections 4.01 through 4.04 thereof, except for distributions of cash dividends, and (7) a fee for the distribution of proceeds of sales of securities or rights pursuant to Sections 4.02 of the Deposit Agreement or Section 4.04 of the Deposit Agreement, respectively, such fee (which may be deducted from such proceeds) being in an amount equal to the lesser of (i) the fee for the issuance of American Depositary Shares referred to above which would have been charged as a result of the deposit by Owners of securities (for purposes of this clause (7) treating all such securities as if they were Shares) or Shares received in exercise of rights distributed to them pursuant to Sections 4.02 or 4.04 of the Deposit Agreement, respectively, but which securities or rights are instead sold by the Depositary, and the net proceeds distributed and (ii) the amount of such proceeds.

     The Depositary, subject to compliance with all applicable laws, rules and regulations and subject to Section 2.09 of the Deposit Agreement, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

10.  PRE-RELEASE OF RECEIPTS.

     Unless requested in writing by the Company to cease doing so, notwithstanding Section 2.03 of the Deposit Agreement, the Depositary may execute and deliver Receipts prior to the receipt of Shares pursuant to Section
2.02 thereof ("Pre-Release of Receipts") and may deliver Shares prior to the receipt and cancellation of Receipts if the person to whom such Shares are to be delivered is a banking institution organized pursuant to the laws of the Republic of South Africa ("South African Bank") ("Pre-Release of Shares"). (Pre-Release of Receipts and Pre-Release of Shares are collectively referred to herein as "Pre-Release"). The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released. The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release. Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts or Shares are to be delivered ("Pre-Releasee") that such Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be and (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security and, in connection with the Pre-Release of Shares, preceded or accompanied by an unconditional guaranty by the Pre-Releasee to deliver Receipts for cancellation on the same calendar day on which such Shares are delivered to the Pre-Releasee (or, if such Receipts are not so delivered, to return the Shares), (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; PROVIDED, HOWEVER, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application. The Depositary will also set dollar limits with respect to Pre-Release transactions to be entered into under the Deposit Agreement with any particular Pre-Releasee on a case by case basis as the Depositary deems appropriate. For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities under the Deposit Agreement).

     The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

11.  TITLE TO RECEIPTS.

     It is a condition of this Receipt, and every successive Owner hereof by accepting or holding the same consents and agrees, that title to this Receipt (and to the American Depositary Shares evidenced hereby), when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of the State of New York; PROVIDED, HOWEVER, that the Depositary, notwithstanding any notice to the contrary, may treat the Owner of this Receipt as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement and for all other purposes, and neither the Depositary nor the Company shall have any obligation or be subject to any liability under the Deposit Agreement to any holder of this Receipt unless such holder is the Owner hereof.

12.  VALIDITY OF RECEIPT.

     This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or enforceable for any purpose, unless this Receipt has been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary or, if a Registrar for the Receipts shall have been appointed and the Depositary shall have signed by facsimile signature, countersigned by the manual signature of a duly authorized officer of the Registrar.

                          [FORM OF REVERSE OF RECEIPT]
                    SUMMARY OF CERTAIN ADDITIONAL PROVISIONS
                            OF THE DEPOSIT AGREEMENT

13.  DIVIDENDS AND DISTRIBUTIONS.

     Whenever the Depositary or Custodian shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary will, after any necessary conversion of such distribution into Dollars pursuant to Section
4.05 of the Deposit Agreement and after fixing a record date pursuant to Section
4.06 of the Deposit Agreement, as promptly as practicable, but in any event within five business days, distribute the amount thus received to the Owners of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them respectively; PROVIDED, HOWEVER, that the Depositary shall make appropriate adjustments in the amounts so distributed in respect of any amounts withheld or requested to be withheld by the Company, the Custodian or the Depositary from any such distribution on account of (i) taxes or other governmental charges including, but not limited to, withholding taxes referred to in Section 4.11 of the Deposit Agreement, or (ii) reasonable expenses of the Depositary in the conversion of foreign currency into Dollars pursuant to
Section 4.05 of the Deposit Agreement and any other charges of the Depositary pursuant to Section 5.09 of the Deposit Agreement.

     Subject to the provisions of Sections 4.11 and 5.09 of the Deposit Agreement, whenever the Depositary or the Custodian shall receive any distribution other than cash, Shares or rights upon any Deposited Securities, the Depositary shall cause the securities or property received by it to be distributed to the Owners, as of the record date fixed pursuant to Section 4.06 of the Deposit Agreement, of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them as of such date in any manner that the Depositary may following consultation with the Company, reasonably deem equitable and, in its reasonable opinion, practicable for accomplishing such distribution; PROVIDED, HOWEVER, that if the Company shall so direct or if, in the reasonable opinion of the Depositary such distribution cannot be made proportionally among such Owners, or if for any other reason (including but not limited to any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners) the Depositary, it its reasonable opinion, deems such distribution not to be feasible, the Depositary may, following consultation with the Company, adopt such method as it may deem lawful, equitable and practicable for the purpose of effecting such distribution, including the public or private sale of the securities or other property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement) shall as promptly as practicable be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash; PROVIDED, HOWEVER, that any unsold balance of such securities or property shall be distributed by the Depositary to the Owners entitled thereto, if such distribution is feasible without withholding for or on account of any taxes or other governmental charges and without registration under the Securities Act of 1933, in accordance with such lawful, equitable and practicable method as the Depositary may have adopted; PROVIDED, FURTHER, HOWEVER, that no distribution to Owners shall be unreasonably delayed by any action of the Depositary or any of its agents. To the extent such securities or other property, or the net proceeds thereof, is not effectively distributed to Owners as provided herein, the same shall constitute Deposited Securities and each American Depositary Share shall thereafter also represent its proportionate interest in such securities or other property or net proceeds.

     If any distribution upon any Deposited Securities consists of a dividend in, or distribution without payment of any subscription price of, Shares, including pursuant to any program under which holders of Deposited Securities may elect to receive cash or Shares, the Depositary may, and shall if the Company so requests, execute and deliver additional Receipts evidencing American Depositary Shares representing the amount of Shares received as such dividend or distribution and distribute to the Owners, as of the record date fixed pursuant to Section 4.06 of the Deposit Agreement, of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them as of such date, Receipts evidencing additional American Depositary Shares, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of fees of the Depositary as provided in Section 5.09 of the Deposit Agreement. The Depositary may withhold any such distribution if it has not received adequate assurances from the Company that such distribution does not require registration under the Securities Act of 1933. In lieu of delivering Receipts for fractional American Depositary Shares, the Depositary shall sell the amount of Shares representing the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions set forth in
Section 4.01 of the Deposit Agreement or take such other action, with the approval of the Company, as may be appropriate.

     Notwithstanding the foregoing, if the Company shall so direct or if in the reasonable opinion of the Depositary such distribution cannot be made or if for any reason (including, but not limited to, any requirement that the Company, the Custodian or the Depositary withhold an amount on account for taxes or other governmental charges or that such Shares must be registered under the Securities Act of 1933 in order to be distributed to Owner) the Depositary, in its reasonable opinion, determines that a distribution in Shares is not feasible or may not be legally made to some or all Owners, the Depositary may, following consultation with the Company, adopt such method as it may deem lawful, equitable and practicable for the purpose of effecting such distribution, all in the manner and subject to the conditions set forth in Section 4.02 of the Deposit

Agreement, or take such other action, with the approval of the Company, as may be appropriate. If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed with respect to the Deposited Securities represented thereby.

     If any distribution upon any Deposited Securities consists of a dividend in, or distribution without payment of any subscription price of, Shares, including pursuant to any program under which holders of Deposited Securities may elect to receive cash or Shares, the Depositary may and shall if the Company so requests, execute and deliver additional Receipts evidencing American Depositary Shares representing the amount of Shares received as such dividend or distribution and distribute to the Owners, as of the record date fixed pursuant to Section 4.06 of the Deposit Agreement, of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them as of such date, Receipts evidencing additional American Depositary Shares, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of fees of the Depositary as provided in Section 5.09 of the Deposit Agreement. The Depositary may withhold any such distribution if it has not received adequate assurances from the Company that such distribution does not require registration under the Securities Act of 1933. In lieu of delivering Receipts for fractional American Depositary Shares, the Depositary shall sell the amount of Shares representing the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in
Section 4.01 of the Deposit Agreement or take such other action with the approval of the Company as may be appropriate.

     In connection with any dividend or other distribution to Owners, the Company or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Company or such agent and owing to such governmental authority or agency by the Company or such agent; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Depositary or the Custodian and owing to such authority or agency by the Depositary or the Custodian. Either the Company or the Depositary may file with any governmental agency any reports necessary to obtain benefits under any applicable tax treaties for the Owners. The Depositary shall forward to the Company or its agent such information from its records in relation to withholding from a dividend or other distribution on Deposited Securities as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental authorities or agencies, and the Company and its agent shall forward to the Depositary such information from its records in relation to withholding from a dividend or other distribution on Deposited Securities as the Depositary may reasonably request to enable the Depositary to file necessary reports with governmental authorities or agencies.In the event that the

Depositary determines that any dividend or other distribution in property other than cash (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may (after consultation with the Company) by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to withhold any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto.

     Whenever the Depositary shall receive notice from the Company of the declaration of a dividend or other distribution without payment of any subscription price on Deposited Securities payable in Shares or cash at the election of each holder of Shares or, if no such election is made, payable in Shares or in cash as provided in the instruments governing such dividend or other distribution, the Depositary shall mail to the Owners a notice, the form of which shall be in the reasonable discretion of the Depositary, which shall contain (a) such information as is contained in the notice received by the Depositary from the Company and (b) a statement that each of the Owners as of the close of business on a specified date will be entitled, subject to any applicable provisions of the laws of the Republic of South Africa, the Articles of Association or By-laws of the Company or the instruments governing such dividend or distribution, to instruct the Depositary as to the manner in which such Owner elects to receive such dividend or distribution. Upon the written request of an Owner on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall use reasonable efforts to make the election in accordance with the instructions set forth in such request, and to distribute cash or Shares, as the case may be, in accordance with the terms of Section 4.01 or Section 4.03 of the Deposit Agreement, respectively, to the Owners entitled thereto. If the Depositary does not receive timely instructions from any Owner as to such Owner's election, the Depositary shall make no election with respect to the Deposited Securities represented by such Owner's American Depositary Shares and shall distribute such Shares or cash as it receives, if any, in respect of such Deposited Securities in accordance with the preceding sentence.

14.  RIGHTS.

     In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall (after consultation with the Company as to the procedure to be followed) make such rights available to any Owners, including the distribution of warrants or other instruments therefor in such form as it deems appropriate, or dispose of such rights on behalf of any Owners and distribute the net proceeds in Dollars to such Owners. If, by the terms of such rights offering or by reason of applicable law, the Depositary may not either make such rights available to any Owners or dispose of such rights and distribute the net proceeds to such Owners, then the

Depositary shall allow the rights to lapse. If at the time of the offering of any rights the Depositary determines, following consultation with the Company, that it is lawful and feasible to make such rights available to certain Owners but not to other Owners, (i) the Depositary shall distribute to every Owner with respect to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate and
(ii) in respect of Owners to whom the Depositary determines the distribution not to be lawful or feasible, the Depositary shall use reasonable efforts to sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by such Owners and distribute the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.09 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) to such Owners upon an averaged or other fair and practicable basis without regard to any distinctions among such Owners resulting from exchange restrictions, the date of delivery of any Receipt or otherwise. In the event that rights and the securities to which such rights relate are not registered under the Securities Act of 1933, the Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or to any Owner in particular.

     In circumstances in which rights would not otherwise be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable in respect of American Depositary Shares of such Owner under the Deposit Agreement, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) the Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law. Upon instruction pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares or other securities to be received upon the exercise of the rights, and upon payment of the fees of the Depositary as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase such Shares or other securities and the Company shall cause the Shares or other securities so purchased to be delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to
Section 2.02 of the Deposit Agreement, and shall, pursuant to Section 2.03 of the Deposit Agreement, execute and deliver Receipts to such Owner. In the case of a distribution pursuant to the second paragraph of this Article (14), such Receipts shall be legended, if required, in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

     Except as otherwise provided in the preceding paragraph, the Company and the Depositary will not offer rights to Owners unless a registration statement is in effect with respect both to such rights and any securities to be received upon exercise of such rights under the Securities Act of 1933 or unless the offering and sale of such securities to such Owners are exempt from registration under the Securities Act of 1933. Nothing in the Deposit Agreement shall create any obligation on the part of the Company to file a registration statement in respect of any rights or securities for any purpose or to endeavor to have such a registration statement declared effective.

15.  CONVERSION OF FOREIGN CURRENCY.

     Whenever the Depositary or the Custodian shall receive Currency other than dollars ("foreign currency"), by way of dividends or other distributions or as the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the reasonable judgment of the Depositary be converted on a reasonable basis into Dollars and transferred to the United States, the Depositary shall, subject to any restrictions imposed by applicable law, regulations or permits, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed, as promptly as practicable, net of any reasonable and customary out-of-pocket expenses incurred by the Depositary in connection with the conversion of currency pursuant to Section 4.05 of the Deposit Agreement, to the Owners entitled thereto as of the record date fixed pursuant to Section 4.06 of the Deposit Agreement in accordance with any applicable provisions of Sections 4.01, 4.02, 4.03 and 4.04 of the Deposit Agreement. Such distribution may be made upon an averaged or other fair and practicable basis without regard to any distinctions among Owners resulting from exchange restrictions or otherwise.

     If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file as promptly as practicable such application for approval or license, if any, as it may deem desirable; PROVIDED, HOWEVER, that if such application involves or refers to or is made on behalf of the Company, such application shall not be filed unless approved by the Company, which approval shall not be unreasonably withheld or delayed.

     If at any time the Depositary shall determine, following consultation with the Company, that in its reasonable judgment any foreign currency received by the Depositary or the Custodian is not, pursuant to applicable law or otherwise, convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary, following consultation with the Company, is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary or the Custodian to, or in its discretion, following consultation with the Company, may hold such foreign currency proceeds uninvested for the respective accounts of, the Owners entitled to receive the same, without liability for interest thereon.

     If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some Owners entitled thereto, the Depositary may in its discretion, following consultation with the Company, make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto for whom such conversion and distribution is practicable and may distribute the balance of the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary or the Custodian to, or hold, such balance uninvested and without liability for the respective accounts of, the Owners entitled thereto for whom such conversion and distribution is not practicable.

16.  FIXING OF RECORD DATE.

     Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason there occurs a change in the number or type of Deposited Securities that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of, or solicitation of consents or proxies from, holders of Shares or other Deposited Securities or whenever the Company or the Depositary finds it necessary or convenient in respect of any matter, the Depositary shall fix a record date (which, to the extent practicable, shall be the same as any corresponding record date set by the Company with respect to Shares, and after consultation with the Company if such date is to be different from any such record date established by the Company in respect of the Shares) for the determination of the Owners who shall be entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting or in respect of any such solicitation or to receive information as to any such meeting or solicitation, or for fixing the date on or after which each American Depositary Share will represent the changed number or type of Deposited Securities, subject to the terms and conditions of the Deposit Agreement. If the American Depositary Shares shall be listed on any stock exchange, then any such record date shall be fixed in accordance with any applicable rules of such stock exchange.

17.  VOTING OF SHARES.

     Upon receipt of notice of any meeting of holders, or solicitation of consent or proxies from, of Shares or other Deposited Securities, unless instructed otherwise in writing by the Company, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, in such form as approved by the Company, which shall contain (a) such information as is contained in such notice of meeting, or solicitation of consents or proxies, received by the Depositary from the Company, (b) a statement that the Owners as of the close of business on a specified record date established by the Depositary pursuant to Section 4.06 of the Deposit Agreement will be entitled, subject to any applicable provisions of South African law, of the Deposited Securities and the Deposit Agreement and of the Memorandum and Articles of Association of the Company, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares, and (c) a statement as to the manner in which such instructions may be given, including, when applicable, an express indication that instructions may be given (or, if applicable, will be deemed given in accordance with the second paragraph of Section 4.07 of the Deposit Agreement if no instruction is received) to the Depositary to give a discretionary proxy to a person designated by the Company. Upon the written (or deemed) request of an Owner on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable, to vote or cause to be voted (or to grant a discretionary proxy to a person designated by the Company to vote) the amount of Shares or other Deposited Securities the right to receive which is represented by the American Depositary Shares evidenced by such Owner's Receipt in accordance with any instructions set forth in such request. The Depositary shall not, and the Depositary shall ensure that each Custodian or any of its nominees shall not, vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities, other than in accordance with such instructions.

     If the Depositary does not receive instructions from an Owner on or before the date established by the Depositary for such purpose, such Owner shall be deemed, and the Depositary shall deem such Owner, to have instructed the Depositary to give a discretionary proxy to a person designated by the Company to vote the underlying Shares, PROVIDED that no such discretionary proxy shall be deemed given with respect to any matter as to which the Company informs the Depositary in writing at the time notice of any meeting or solicitation of consents or proxies is received by the Custodian to the effect that the Company does not wish such proxy given.

18.  CHANGES AFFECTING DEPOSITED SECURITIES.

     Upon any change in nominal value, split-up, consolidation or other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger, consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or any Custodian in exchange for, conversion of, replacement or otherwise in respect of Deposited Securities shall, subject to the terms of the Deposit Agreement and applicable law, including any applicable provisions of the Securities Act of 1933, be treated as new Deposited Securities under the Deposit Agreement, and each American Depositary Share shall, subject to the terms of the Deposit Agreement and applicable law, including any applicable provisions of the Securities Act of 1933, thenceforth represent an appropriately adjusted proportional interest in the Deposited Securities so received in exchange or conversion or replacement or otherwise, unless additional or new Receipts are delivered pursuant to the following sentence. In any such case the Depositary may, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a stock dividend on the Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities. Upon the occurrence of any change or other event covered by this Article with respect to the Deposited Securities, the Depositary shall give notice thereof in writing to all Owners.

19.  REPORTS.

     The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and, accordingly, files certain reports with the Securities and Exchange Commission (hereinafter called the "Commission"). Such reports and communications will be available for inspection and copying at the public reference facilities maintained by the Commission located at 450 Fifth Street, N.W., Washington, D.C. 20549.

     The Depositary will make available for inspection by Owners of Receipts at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company. The Depositary shall also, upon written request, send to the Owners of Receipts copies of such reports furnished by the Company pursuant to the Deposit Agreement.

     The Depositary will keep in such New York City facilities books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts. The Depositary may close the transfer books at any time or from time to time when transfer agents located in The City of New York generally close their transfer books, and at any other time, following consultation with the Company to the extent practical, or otherwise with prompt notice to the Company when deemed expedient by the Depositary in connection with the performance of its duties under the Deposit Agreement or at the request of the Company

20.  LIABILITY OF THE COMPANY AND THE DEPOSITARY.

     Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or beneficial owner of any Receipt, if by reason of any provision of any present or future law or regulation of the United States or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Memorandum or Articles of Association of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of the Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or beneficial owner of any Receipt by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement. Where, by the terms of a dividend or other distribution pursuant to Section 4.01, 4.02, or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, or for any other reason, such dividend or other distribution or offering may not be made available to Owners, and the Depositary may not dispose of such dividend or other distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such dividend or other distribution or offering, and shall allow any rights, if applicable, to lapse.

     Each of the Company and its agents and their respective officers, directors, employees and affiliates assumes no obligation nor shall it be subject to any liability under the Deposit Agreement or the Receipts to Owners or beneficial owners of Receipts or any other persons other than the Depositary and the Custodian (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in the Deposit Agreement without negligence, willful misconduct or bad faith. Each of the Company and its agents and their respective officers, directors, employees and affiliates assumes no obligation nor shall it be subject to any liability under the Deposit Agreement to the Custodian or any agent of the Depositary or the Custodian, except under
Section 5.08 of the Deposit Agreement.

     Each of the Depositary and its agents and their respective officers, directors, employees and affiliates assumes no obligation nor shall it be subject to any liability under the Deposit Agreement to the Custodian or any agent of the Depositary or the Custodian, except under Section 5.08 of the Deposit Agreement. The Depositary, the Custodian and the Company undertake to perform such duties and only such duties as are specifically set forth in the Deposit Agreement, and no implied covenants or obligations shall be read into the Deposit Agreement against the Depositary, the Custodian or the Company or their respective agents. Without limiting the foregoing, neither the

Depositary or its agents nor the Company or its agents shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

     None of the Depositary or its agents or the Company or its agents shall be liable for any action or nonaction by it or them in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or holder of a Receipt or any other person believed by it in good faith to be competent to give such advice or information.

     The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence, willful misconduct or bad faith while it acted as Depositary.

     The Depositary shall not be responsible for the manner in which any vote of any Deposited Securities is cast or the effect of any such vote, provided that any such action or nonaction is in good faith and in accordance with the Deposit Agreement. Except as otherwise provided in the Deposit Agreement, the Depositary will not release any information regarding the Company without prior written approval from the Company; PROVIDED, HOWEVER, that the Depositary may release, without prior approval from the Company, information made publicly available by the Company if the form and substance of such information has not been altered or modified in any way other than by the Company. The Depositary agrees with the Company not to establish any unsponsored American depositary receipt program representing Shares so long as the Depositary is acting under the Deposit Agreement.

     The Company agrees to indemnify the Depositary and any Custodian and any agent of the Depositary or the Custodian appointed under the Deposit Agreement and the respective officers, directors, and employees (the "indemnified persons") against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted in accordance with the provisions of the Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by such indemnified persons except for any liability or expense arising out of the negligence, willful misconduct or bad faith of any of them, or (ii) by the Company or any of its agents

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(other than the indemnified persons), and their respective officers, directors and employees authorized to act on their behalf.

     The indemnities contained in the preceding paragraph shall not extend to any liability or expense which may arise out of any Pre-Release (as defined in Section 2.09 of the Deposit Agreement) except to the extent any such liability or expense would have arisen even if the Receipts or Shares involved would not have been subject to a Pre-Release. However, for the avoidance of doubt, the indemnities provided in the preceding paragraph shall apply to any such liability or expense which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary placement memorandum) relating to the offer of sale of American Depositary Shares, except to the extent any such liability or expense arises out of (a) information relating to the Depositary or any Custodian (other than the Company), as applicable, furnished to the Company in writing, and not materially changed or altered by the Company, expressly for use in any of the foregoing documents, or, (b) if such information is provided to the Company, the failure to state a material fact necessary to make the information provided not misleading.

     The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates against and hold them harmless from any liability or expense (including but not limited to the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted by the Depositary or any Registrar or Custodian or their respective directors, employees, agents and affiliates due to their respective negligence, willful misconduct or bad faith.

     If an action, proceeding (including, but not limited to, any governmental investigation), claim or dispute (collectively, a "Proceeding") in respect of which indemnity may be sought by either party is brought or asserted against the other party, the party seeking indemnification (the "Indemnitee") shall as promptly as practicable (and in no event more than twenty (20) days after receipt of notice of such Proceeding) notify in writing the party obligated to provide such indemnification (the "Indemnitor") of such Proceeding. The failure of the Indemnitee to so notify the Indemnitor shall not impair the Indemnitee's ability to seek indemnification from the Indemnitor (but only for costs, expenses and liabilities incurred after such notice) unless such failure adversely effects the Indemnitor's ability to adequately oppose or defend such Proceeding. Upon receipt of such notice from the Indemnitee, the Indemnitor shall be entitled to participate in such Proceeding and, to the extent that it shall so desire and, (i) provided no conflict of interest exists as specified in subclause (b) below, and (ii) there are no other defenses available to Indemnitee, as specified in subclause (b) below, to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee (in which case all attorney's fees and expenses shall be borne by the Indemnitor and the Indemnitor shall in good faith defend the Indemnitee). The Indemnitee shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne by the Indemnitee unless (a) the Indemnitor agrees in writing to pay such fees and expenses, (b) the Indemnitee shall have reasonably and in good faith concluded that there is a conflict of interest between the Indemnitor and the Indemnitee in the conduct of the defense of such action, including but not limited to that there may be legal defenses available to the Indemnitee that are different from or in addition to those available to the Indemnitor, or (c) the Indemnitor fails, within ten (10) days prior to the date the first response or appearance is required to be made in such Proceeding, to assume the defense of such Proceeding with counsel reasonable satisfactory to the Indemnitee. No compromise or settlement of such Proceeding may be effected by either party without the other party's consent unless (i) there is no finding or admission of any violation of law and no material adverse effect on any other claims that may be made against such other party and (ii) the sole relief provided is monetary damages that are paid in full by the party seeking the compromise or settlement. Neither party shall have any liability with respect to any compromise or settlement effected without its consent, which shall not be unreasonably withheld. The Indemnitor shall have no obligation to indemnify and hold harmless the Indemnitee from any loss, expense or liability incurred by the Indemnitee as a result of a default judgment entered against the Indemnitee unless such judgment was entered after the Indemnitor agreed, in writing, to assume the defense of such Proceeding.

     The obligations set forth in Section 5.08 of the Deposit Agreement shall survive the termination of the Deposit Agreement and the succession or substitution of any indemnified person.

     No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

21. RESIGNATION AND REMOVAL OF THE DEPOSITARY; SUBSTITUTION AND ADDITION OF CUSTODIAN.

     The Depositary may at any time resign as Depositary under the Deposit Agreement by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement. The Depositary may at any time be removed by the Company by written notice of such removal delivered to the Depositary effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement. Except as provided in the preceding sentence, whenever the Depositary in its discretion determines, with the prior written consent of the Company, that it is in the best interest of the Owners to do so, it may appoint a substitute or additional custodian or custodians approved by the Company, which shall be an accredited intermediary acting through a specified office located in South Africa, and the term "Custodian" shall also refer to each such substitute or additional Custodian.

22.  AMENDMENT OF THE DEPOSIT AGREEMENT AND RECEIPTS.

     The form of the Receipts and the Deposit Agreement may at any time and from time to time be amended by agreement in writing between the Company and the Depositary in any respect which they may deem necessary or desirable. Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission charges, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of 30 days after written notice of such amendment shall have been mailed to the Owners of outstanding Receipts. Every Owner at the time any such amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner hereof to surrender this Receipt and receive therefor the Deposited Securities represented hereby, except to comply with mandatory provisions of applicable law.

23.  TERMINATION OF THE DEPOSIT AGREEMENT.

     The Depositary will at any time at the direction of the Company terminate the Deposit Agreement by mailing notices of such termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate the Deposit Agreement (upon 30 days' prior written notice of such termination to the Company and the Owners of all Receipts then outstanding) if at any time 90 days after the Depositary shall have delivered to the Company a written notice of its resignation sent by registered mail, return receipt requested, a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04 of the Deposit Agreement. The Depositary shall mail notice of such termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination. On and after the date of termination, each Owner shall, upon (i) surrender of each of its Receipts at the Depositary's Corporate Trust Office, (ii) payment of the fees of the Depositary for the surrender of Receipts as provided in Article (9) of this Receipt and (iii) payment of any applicable taxes and governmental charges, be entitled to delivery, to him or upon his order, of the whole number of Deposited Securities represented by the American Depositary Shares evidenced by such Receipts and to the net proceeds of the sale of any fractional Deposited Securities represented thereby. If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, shall not accept deposits of Shares (and shall instruct each Custodian to act accordingly) and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell property and rights and convert Deposited Securities as provided in the Deposit Agreement and shall continue to deliver Deposited Securities together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges). At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it under the Deposit Agreement, unsegregated and without liability for interest, for the PRO RATA benefit of the Owners which have not theretofore surrendered their Receipts, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligations under Section 5.08 of the Deposit Agreement.

24.  COMPLIANCE WITH U.S. SECURITIES LAW.

     Notwithstanding anything in the Deposit Agreement to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under the Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate U.S. securities laws, including but not limited to Section I.A(1) of the General Instructions to the Registration Statement of Form F-6, as amended from time to time, under the Securities Act of 1933.